Security Information


Security Purchased



CUSIP
172967EQ0



Issuer
CITIGROUP INC


Underwriters
Citigroup, Bear Stearns,
DBSI, Goldman Sachs,
Lehman Brothers, BoA,
Blaylock & Partners,
Credit Suisse, Greenwich
Capital Markets, Loop
Capital Markets, UBS



Years of continuous operation, including predecessors
> 3 years



Security
C 5.5% 4/11/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/4/2008



Total amount of offering sold to QIBs
4,750,000,000



Total amount of any concurrent public offering
0


Total
4,750,000,000


Public offering price
99.49


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.33%



Rating
Aa3/AA-


Current yield
5.53%


Benchmark vs Spread (basis points)
290 bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund




DWS Funds


DWS Balanced Fund
DWS
4,500,000
 $  4,477,140
0.09%



DWS Balanced VIP
DWS
1,500,000
 $  1,492,380
0.03%



DWS Core Plus Income Fund
DWS
1,550,000
 $  1,542,126
0.03%


DWS Short Duration Plus Fund
DWS
3,500,000
 $  3,482,220
0.07%


Total

11,050,000
 $10,993,866
0.23%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the
 final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information


Security Purchased


CUSIP
592179JG1

Issuer
MET LIFE GLOBAL
FUNDING I


Underwriters
BoA, Credit Suisse, DBSI,
Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
MET 5.125% 4/10/2013



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/7/2008



Total amount of offering sold to QIBs
2,000,000,000



Total amount of any concurrent public offering
0



Total
2,000,000,000



Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AA



Current yield
5.13%


Benchmark vs Spread (basis points)
38 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds



DWS Bond VIP
DWS
565,000
 $     562,130
0.01%


DWS Core Fixed Income Fund
DWS
4,670,000
 $  4,646,276
0.10%


DWS Core Plus Income Fund
DWS
1,590,000
 $  1,581,923
0.03%


DWS Lifecycle Long Range Fund
DWS
595,000
 $     591,977
0.01%




Total

7,420,000
 $  7,382,306
0.16%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased



CUSIP
570506AF2

Issuer
MARKWEST ENERGY
PARTNERS

Underwriters
JP Morgan, RBC Capital
Markets, Wachovia, BoA,
Credit Suisse, DBSI, Fortis
Securities, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years



Security
MWE 8.75% 4/15/2018



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/10/2008


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000

Public offering price
99.18


Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/B+

Current yield
8.82%

Benchmark vs Spread (basis points)
535 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds


DWS Bond VIP
DWS
38,000
 $      37,807
0.00%



DWS Core Plus Income Fund
DWS
105,000
 $     104,467
0.00%



Total

143,000
 $     142,274
0.00%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information


Security Purchased

CUSIP
172967ER8

Issuer
CITIGROUP INC


Underwriters
Citigroup, DBSI, Goldman
Sachs, Lehman Brothers,
Merrill Lynch, BoA,
Barclays, BNP Paribas,
Credit Suisse, Greenwich
Capital, RBC Capital
Markets, TD Securities,
Guzman & Co, Jackson
Securities, Loop Capital
Markets, Muriel Siebert,
Sandler O'Neill, Toussaint
Capital Partners, Utendahl
Capital Partners, Williams
Capital Group



Years of continuous operation, including predecessors
> 3 years


Security
C FRN 4/30/2018



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/21/2008


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A2/A


Current yield
8.40%


Benchmark vs Spread (basis points)
512 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds



DWS Bond VIP
DWS
80,000
 $      79,594
0.00%



DWS Core Fixed Income Fund
DWS
530,000
 $     527,308
0.01%



DWS Core Plus Income Fund
DWS
235,000
 $     233,806
0.00%


DWS High Income Fund
DWS
6,640,000
 $  6,606,269
0.14%


DWS High Income Plus Fund
DWS
1,325,000
 $  1,318,269
0.03%



DWS High Income Trust
DWS
800,000
 $     795,936
0.02%



DWS Multi Market Income Trust
DWS
500,000
 $     497,460
0.01%


DWS Short Duration Plus Fund
DWS
115,000
 $     114,416
0.00%

DWS Strategic Income Fund
DWS
490,000
 $     487,511
0.01%



DWS Strategic Income Trust
DWS
130,000
 $     129,340
0.00%



Total

10,845,000
 $10,789,907
0.23%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased


CUSIP
570506AF2

Issuer
MARKWEST ENERGY
PARTNERS


Underwriters
JP Morgan, RBC Capital
Markets, Wachovia, BoA,
Credit Suisse, DBSI, Fortis
Securities, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years



Security
MWE 8.75% 4/15/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/28/2008


Total amount of offering sold to QIBs
100,000,000


Total amount of any concurrent public offering
0


Total
100,000,000


Public offering price
102.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%



Rating
B2/B+



Current yield
8.82%


Benchmark vs Spread (basis points)
535 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds


DWS Bond VIP
DWS
41,000
 $      40,792
0.00%


DWS Core Plus Income Fund
DWS
123,000
 $     122,375
0.00%



Total

164,000
 $     163,167
0.00%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information


Security Purchased


CUSIP
20030NAX9


Issuer
COMCAST CORP

Underwriters
Citigroup, DBSI, Merrill
Lynch, UBS, BoA,
Barclays, BNP, Bank of
NY, Daiwa Securities,
Goldman Sachs, JP
Morgan, Lehman Brothers,
Lloyds TSB Bank,
Mitsubishi UFJ, Mizuho
Securities, Morgan
Stanley, Piper Jaffray,
Royal Bank of Scotland,
SunTrust Robinson
Humphrey, Wachovia,
Blaylock & Co, Cabrera
Capital Markets, Guzman
& Co, Loop Capital
Markets, MR Beal & Co,
Muriel Siebert, Samuel A
Ramirez, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.79



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+

 Current yield
6.41%


Benchmark vs Spread (basis points)
185 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

DWS Funds

DWS Balanced Fund
DWS
3,750,000
 $  3,730,950
0.08%


DWS Balanced VIP
DWS
1,250,000
 $  1,243,650
0.03%

DWS Bond VIP
DWS
270,000
 $     268,628
0.01%

DWS Core Fixed Income Fund
DWS
2,555,000
 $  2,542,021
0.05%


DWS Core Fixed Income VIP
DWS
210,000
 $     208,933
0.00%


DWS Core Plus Income Fund
DWS
655,000
 $     651,673
0.01%



DWS Lifecycle Long Range Fund
DWS
205,000
 $     203,959
0.00%


DWS Strategic Income Fund
DWS
2,000,000
 $  1,989,840
0.04%


DWS Strategic Income VIP
DWS
500,000
 $     497,460
0.01%


Total

11,395,000
 $11,337,113
0.24%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased


CUSIP
20825CAM6

Issuer
CONOCOPHILLIPS CO

Underwriters
Barclays, Citigroup,
Greenwich Capital
Markets, BoA, BNP
Paribas, Calyon, Credit
Suisse, Daiwa Securities,
DBSI, DnB NOR Markets,
HSBC, ING Financial, JP
Morgan, Mitsubishi UFJ,
Mizuho Securities, SG
Americas, UBS



Years of continuous operation, including predecessors
> 3 years



Security
COP 4.4% 5/15/2013



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2008



Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.83


Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.41%


Benchmark vs Spread (basis points)
130 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

DWS Funds


DWS Core Plus Income Fund
DWS
675,000
 $     671,571
0.01%

Total

675,000
 $     671,571
0.01%

The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased


CUSIP
377372AE7


Issuer
GLAXOSMITHKLINE
CAPITAL INC


Underwriters
Citirgoup, JP Morgan,
Lehman Brothers, ABN
Amro, Credit Suisse,
DBSI, HSBC, Mizuho
Securities, RBS Greenwich
Capital


Years of continuous operation, including predecessors
> 3 years


Security
GSK 6.375% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2008


Total amount of offering sold to QIBs
2,750,000,000


Total amount of any concurrent public offering
0

Total
2,750,000,000


Public offering price
99.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A+


Current yield
6.40%


Benchmark vs Spread (basis points)
173 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds

DWS Core Fixed Income Fund
DWS
308,000
 $     306,435
0.01%


DWS Core Fixed Income VIP
DWS
550,000
 $     547,206
0.01%



DWS Core Plus Income Fund
DWS
1,265,000
 $  1,258,574
0.03%



DWS Lifecycle Long Range Fund
DWS
520,000
 $     517,358
0.01%



Total

2,643,000
 $  2,629,574
0.06%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information


Security Purchased



CUSIP
59023VAA8



Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, ANZ
Securities, BB&T,
Citigroup, Credit Suisse,
DBSI, HSBC, Mizuho
Securities, Natixis
Bleichroeder, RBS
Greenwich Capital,
Santander Investment
Securities, SunTrust
Robinson Humphrey,
Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 7.75% 5/14/2038



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2008


Total amount of offering sold to QIBs
1,750,000,000



Total amount of any concurrent public offering
0


Total
1,750,000,000



Public offering price
99.98



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%



Rating
A3/A-


Current yield
7.75%


Benchmark vs Spread (basis points)
315 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds


DWS Bond VIP
DWS
355,000
 $     353,197
0.01%


DWS Core Fixed Income Fund
DWS
2,690,000
 $  2,676,335
0.06%


DWS Core Fixed Income VIP
DWS
410,000
 $     407,917
0.01%


DWS Core Plus Income Fund
DWS
1,070,000
 $  1,064,564
0.02%


DWS Lifecycle Long Range Fund
DWS
385,000
 $     383,044
0.01%

Total

4,910,000
 $  4,885,057
0.10%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information


Security Purchased


CUSIP
217203AC2


Issuer
COPANO ENERGY LLC

Underwriters
BoA, JP Morgan, Credit
Suisse, DBSI, RBC Capital
Markets, SunTrust
Robinson Humphrey

Years of continuous operation, including predecessors
> 3 years


Security
CPNO 7.75% 6/1/2018



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
300,000,000

Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B+

Current yield
7.75%


Benchmark vs Spread (basis points)
386 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds


DWS Bond VIP
DWS
47,000
 $      46,761
0.00%

DWS Core Plus Income Fund
DWS
140,000
 $     139,289
0.00%



Total

187,000
 $     186,050
0.00%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased

CUSIP
913017BP3


Issuer
UNITED
TECHNOLOGIES CORP


Underwriters
BoA, BNP Paribas,
Citigroup, HSBC, JP
Morgan, Bank of NY,
BMO Nesbitt Burns,
Daiwa Securities, DBSI,
Dresdner Kleinwort,
Intesabci SpA, Mitsubishi
UFJ Securities, RBS
Greenwich Capital, Societe
Generale



Years of continuous operation, including predecessors
> 3 years


Security
UTX 6.125% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.71


Price paid if other than public offering price
 N/A

 Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.14%


Benchmark vs Spread (basis points)
153 bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds



DWS Bond VIP
DWS
365,000
 $     363,146
0.01%


DWS Core Fixed Income Fund
DWS
3,020,000
 $  3,004,658
0.06%

DWS Core Fixed Income VIP
DWS
465,000
 $     462,638
0.01%


DWS Core Plus Income Fund
DWS
1,080,000
 $  1,074,514
0.02%



DWS Lifecycle Long Range Fund
DWS
445,000
 $     442,739
0.01%


Total

5,375,000
 $  5,347,695
0.11%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information



Security Purchased



CUSIP
80007PAC3


Issuer
SANDRIDGE ENERGY
INC


Underwriters
BoA, Barclays, JP Morgan,
DBSI, Lehman Brothers,
Morgan Stanley, BNP
Paribas, Calyon, Fortis
Securities, RBS Greenwich
Capital, Wells Fargo



Years of continuous operation, including predecessors
> 3 years



Security
SD 8% 6/1/2018



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/15/2008



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%

Rating
B3/B-


Current yield
8.00%


Benchmark vs Spread (basis points)
407 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds


DWS Bond VIP
DWS
52,000
 $      51,736
0.00%


DWS Core Plus Income Fund
DWS
148,000
 $     147,248
0.00%


Total

200,000
 $     198,984
0.00%








^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased

CUSIP
165167CC9



Issuer
CHESAPEAKE ENERGY
CORP





Underwriters
BoA, Credit Suisse, DBSI,
Lehman Brothers, RBS
Greenwich Capital,
Barclays, Comerica
Securities, Goldman Sachs,
JP Morgan, Morgan
Stanley, UBS, Wachovia,
Wells Fargo, BMO Capital
Markets, BNP Paribas,
Bosc Inc, Calyon,
Compass Bank





Years of continuous operation, including predecessors
> 3 years





Security
CHK 7.25% 12/15/2018





Is the affiliate a manager or co-manager of offering?
Joint Lead Manager





Name of underwriter or dealer from which purchased
Credit Suisse





Firm commitment underwriting?
Yes





Trade date/Date of Offering
5/20/2008





Total amount of offering sold to QIBs
800,000,000





Total amount of any concurrent public offering
0





Total
800,000,000





Public offering price
100.00





Price paid if other than public offering price
 N/A





Underwriting spread or commission
1.63%





Rating
Ba3/BB





Current yield
7.25%





Benchmark vs Spread (basis points)
345 bp



Fund Specific Information




Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund






DWS Funds


 DWS Bond VIP
DWS
137,000
 $     136,304
0.00%






DWS Core Plus Income Fund
DWS
407,000
 $     404,932
0.01%






Total

544,000
 $     541,236
0.01%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information


Security Purchased





CUSIP
126304AU8





Issuer
CSC HOLDINGS INC





Underwriters
BoA, Citigroup, JP
Morgan, Merrill Lynch,
Credit Suisse, GE Capital
Markets, BNP Paribas,
DBSI, Fortis Securities,
Goldman Sachs,
Greenwich Capital
Markets, Morgan Stanley,
Piper Jaffray, Scotia
Capital, SunTrust
Robinson Humphrey,
Wedbush Morgan
Securities





Years of continuous operation, including predecessors
> 3 years





Security
CVC 8.5% 6/15/2015





Is the affiliate a manager or co-manager of offering?
Co-Manager





Name of underwriter or dealer from which purchased
BoA





Firm commitment underwriting?
Yes





Trade date/Date of Offering
5/28/2008





Total amount of offering sold to QIBs
500,000,000





Total amount of any concurrent public offering
0





Total
500,000,000





Public offering price
100.00





Price paid if other than public offering price
 N/A





Underwriting spread or commission
1.63%





Rating
B1/BB





Current yield
8.50%





Benchmark vs Spread (basis points)
482 bp



Fund Specific Information




Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS Funds




DWS Bond VIP
DWS
224,000
 $     222,862
0.00%






DWS Core Plus Income Fund
DWS
666,000
 $     662,617
0.01%






Total

890,000
 $     885,479
0.02%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information



Security Purchased


CUSIP
767201AE6





Issuer
RIO TINTO FINANCE
USA




Underwriters
Credit Suisse, DBSI, JP
Morgan, Morgan Stanley,
RBS Greenwich Capital,
Societe Generale, ANZ
Securities, BBVA
Securities, Calyon,
Mitsubishi UFJ Securities,
Mizuho Securities,
Sumitomo Bank





Years of continuous operation, including predecessors
> 3 years





Security
RIOLN 5.875% 7/15/2013





Is the affiliate a manager or co-manager of offering?
Joint Lead Manager





Name of underwriter or dealer from which purchased
JP Morgan





Firm commitment underwriting?
Yes





Trade date/Date of Offering
6/24/2008





Total amount of offering sold to QIBs
2,500,000,000





Total amount of any concurrent public offering
0





Total
2,500,000,000





Public offering price
99.63





Price paid if other than public offering price
 N/A





Underwriting spread or commission
0.35%





Rating
A3/BBB+





Current yield
5.90%





Benchmark vs Spread (basis points)
240 bp




Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds


DWS Bond VIP
DWS
540,000
 $     537,257
0.01%






DWS Core Fixed Income Fund
DWS
5,000,000
 $  4,974,600
0.11%






DWS Core Fixed Income VIP
DWS
675,000
 $     671,571
0.01%






DWS Core Plus Income Fund
DWS
1,535,000
 $  1,527,202
0.03%






DWS Lifecycle Long Range Fund
DWS
655,000
 $     651,673
0.01%






DWS Short Duration Plus Fund
DWS
12,000,000
 $11,939,040
0.25%






Total

20,405,000
 $20,301,343
0.43%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information

Security Purchased


CUSIP
767201AC0


Issuer
RIO TINTO FINANCE
USA



Underwriters
Credit Suisse, DBSI, JP
Morgan, Morgan Stanley,
RBS Greenwich Capital,
Societe Generale, ANZ
Securities, BBVA
Securities, Calyon,
Mitsubishi UFJ Securities,
Mizuho Securities,
Sumitomo Bank





Years of continuous operation, including predecessors
> 3 years





Security
RIOLN 6.5% 7/15/2018





Is the affiliate a manager or co-manager of offering?
Joint Lead Manager





Name of underwriter or dealer from which purchased
JP Morgan





Firm commitment underwriting?
Yes





Trade date/Date of Offering
6/24/2008





Total amount of offering sold to QIBs
1,750,000,000





Total amount of any concurrent public offering
0





Total
1,750,000,000





Public offering price
99.13





Price paid if other than public offering price
 N/A





Underwriting spread or commission
0.45%





Rating
A3/BBB+





Current yield
6.56%





Benchmark vs Spread (basis points)
250 bp






Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


 DWS Funds




DWS Bond VIP
DWS
265,000
 $     263,654
0.01%






DWS Core Fixed Income Fund
DWS
3,500,000
 $  3,482,220
0.07%






DWS Core Fixed Income VIP
DWS
315,000
 $     313,400
0.01%






DWS Core Plus Income Fund
DWS
740,000
 $     736,241
0.02%






DWS Lifecycle Long Range Fund
DWS
310,000
 $     308,425
0.01%






DWS Strategic Income Fund
DWS
2,400,000
 $  2,387,808
0.05%






DWS Strategic Income VIP
DWS
600,000
 $     596,952
0.01%






Total

8,130,000
 $  8,088,700
0.17%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information




Security Purchased



CUSIP
767201AD8





Issuer
RIO TINTO FINANCE
USA





Underwriters
Credit Suisse, DBSI, JP
Morgan, Morgan Stanley,
RBS Greenwich Capital,
Societe Generale, ANZ
Securities, BBVA, Calyon,
Mitsubishi UFJ Securities,
Mizuho Securities,
Sumitomo Bank





Years of continuous operation, including predecessors
> 3 years





Security
RIOLN 7.125% 7/15/2028





Is the affiliate a manager or co-manager of offering?
Joint Lead Manager





Name of underwriter or dealer from which purchased
Morgan Stanley





Firm commitment underwriting?
Yes





Trade date/Date of Offering
6/24/2008





Total amount of offering sold to QIBs
750,000,000





Total amount of any concurrent public offering
0





Total
750,000,000





Public offering price
99.32





Price paid if other than public offering price
 N/A





Underwriting spread or commission
0.88%





Rating
A3/BBB+





Current yield
7.17%





Benchmark vs Spread (basis points)
252 bp





Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS Funds




DWS Bond VIP
DWS
195,000
 $     194,009
0.00%






DWS Core Fixed Income Fund
DWS
1,770,000
 $  1,761,008
0.04%






DWS Core Fixed Income VIP
DWS
240,000
 $     238,781
0.01%






DWS Core Plus Income Fund
DWS
565,000
 $     562,130
0.01%






DWS Lifecycle Long Range Fund
DWS
235,000
 $     233,806
0.00%






Total

3,005,000
 $  2,989,735
0.06%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information



Serurity Purchased


CUSIP
536020AA8



Issuer
LINN ENERGY LLC



Underwriters
BNP Paribas, Credit
Suisse, DBSI, Lehman
Brothers, RBC Dominion
BMO Capital Markets,
Calyon, Citigroup,
Greenwich Capital
Markets, SG Americas,
Wachovia, Comerica
Securities, Fortis
Securities, Jefferies & Co,
Keybanc Capital Markets,
Piper Jaffray, Scotia
Capital, Suntrust Capital
Markets


Years of continuous operation, including predecessors
> 3 years


Security
LINE 9.875% 7/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
6/24/2008



Total amount of offering sold to QIBs
225,927,000



Total amount of any concurrent public offering
0



Total
225,927,000





Public offering price
97.68





Price paid if other than public offering price
 N/A





Underwriting spread or commission
2.50%


Rating
B3/B-





Current yield
10.11%





Benchmark vs Spread (basis points)
616 bp





Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund




DWS Funds




DWS Bond VIP
DWS
134,000
 $     133,319
0.00%




DWS Core Plus Income Fund
DWS
393,000
 $     391,004
0.01%




Total

527,000
 $     524,323
0.01%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information




Security Purchased





CUSIP
74837RAE4





Issuer
QUICKSILVER
RESOURCES INC





Underwriters
BoA, Credit Suisse, DBSI,
JP Morgan, BBVA, BNP
Paribas, Calyon, Citigroup,
Fortis Securities,
Greenwich Capital
Markets, Scotia Capital,
TD Securities, Wedbush
Morgan Securities, Wells
Fargo Securities





Years of continuous operation, including predecessors
> 3 years





Security
KWK 8.25% 8/1/2015





Is the affiliate a manager or co-manager of offering?
Co-Manager





Name of underwriter or dealer from which purchased
Credit Suisse





Firm commitment underwriting?
Yes





Trade date/Date of Offering
6/24/2008





Total amount of offering sold to QIBs
475,000,000





Total amount of any concurrent public offering
0





Total
475,000,000





Public offering price
98.66





Price paid if other than public offering price
 N/A





Underwriting spread or commission
2.00%





Rating
B1/B+





Current yield
8.36%





Benchmark vs Spread (basis points)
425 bp




Fund Specific Information





Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund






DWS Funds










DWS Bond VIP
DWS
154,000
 $     153,218
0.00%






DWS Core Plus Income Fund
DWS
463,000
 $     460,648
0.01%






Total

617,000
 $     613,866
0.01%








^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information




Security Purchased
Comparison Security
Comparison Security



CUSIP
315292AE2





Issuer
FERRELLGAS LP





Underwriters
BoA, JP Morgan, BNP
Paribas, Credit Suisse,
DBSI, Fifth Third
Securities, SG Americas
Securities, Wells Fargo
Securities





Years of continuous operation, including predecessors
> 3 years





Security
FGP 6.75% 5/1/2014





Is the affiliate a manager or co-manager of offering?
Co-Manager





Name of underwriter or dealer from which purchased
BoA





Firm commitment underwriting?
Yes





Trade date/Date of Offering
7/30/2008





Total amount of offering sold to QIBs
200,000,000





Total amount of any concurrent public offering
0





Total
200,000,000





Public offering price
85.00





Price paid if other than public offering price
 N/A





Underwriting spread or commission
1.75%





Rating
Ba3/B+





Current yield
7.94%





Benchmark vs Spread (basis points)
690 bp





Fund Specific Information





Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*



DWS Funds




DWS Core Plus Income Fund
DWS
172,000
 $     171,126
0.00%






DWS Bond VIP
DWS
59,000
 $      58,700
0.00%






Total

231,000
 $     229,827
0.00%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.